GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Goldman Sachs Equity Income Fund

Goldman Sachs Focused Value Fund

Goldman Sachs Large Cap Value Fund

Goldman Sachs Mid Cap Value Fund

Goldman Sachs Small Cap Value Fund

Goldman Sachs Small/Mid Cap Value Fund

(each a “Fund”)

Supplement dated January 9, 2018 to the

Prospectus, Summary Prospectuses and Statement of Additional Information (the “SAI”),

each dated December 29, 2017

Effective immediately, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) will centralize its Fundamental Equity U.S. Value and Fundamental Equity U.S. Growth Teams into a single Fundamental Equity U.S. Equity Team. These changes will not impact the Goldman Sachs Small Cap Value and Goldman Sachs Small/Mid Cap Value Funds as they will continue to be managed by the Small Cap Value Team. The Investment Adviser believes that these changes will benefit the Funds by providing a more holistic investment perspective and the ability to leverage investment ideas across the U.S. Fundamental Equity platform.

In addition, effective immediately, (i) John Arege will no longer serve as a portfolio manager for Goldman Sachs Focused Value and Goldman Sachs Large Cap Value Funds; (ii) Charles “Brook” Dane will no longer serve as a portfolio manager for Goldman Sachs Large Cap Value Fund; and (iii) Timothy Ryan will no longer serve as a portfolio manager for Goldman Sachs Mid Cap Value Fund.

Sean Gallagher will join Steven M. Barry as Co-Chief Investment Officer of the Fundamental Equity U.S. Equity Team. Mr. Gallagher will continue to serve as a portfolio manager for Goldman Sachs Focused Value, Goldman Sachs Large Cap Value and Goldman Sachs Mid Cap Value Funds, and Sung Cho and Adam Agress will continue to serve as portfolio managers for Goldman Sachs Mid Cap Value Fund.

There are no changes to the portfolio managers for Goldman Sachs Equity Income, Goldman Sachs Small Cap Value and Goldman Sachs Small/Mid Cap Value Funds.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to the “Value Investment Team”, “US Value Team” or “US Value Equity Team” are replaced with “Fundamental Equity U.S. Equity Team.”

All references to Messrs. Arege and Ryan in the Prospectus, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Equity Income Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Sean Gallagher, Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 2001; Dan Lochner, Managing Director, has managed the Fund since 2017; and Charles “Brooke” Dane, CFA, Vice President, has managed the Fund since 2017.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Focused Value Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectus:

Portfolio Manager: Sean Gallagher, Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 2015.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Large Cap Value Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectus:

Portfolio Manager: Sean Gallagher, Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 2001.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Mid Cap Value Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Sean Gallagher, Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 2001; Sung Cho, CFA, Managing Director, has managed the Fund since 2015; and Adam Agress, Vice President, has managed the Fund since 2017.

The following replaces in its entirety the “GSAM’s Value Investment Philosophy”, “On How We Select Securities” and “Sell Discipline” subsections under the “Investment Management Approach—Principal Investment Strategies” section of the Prospectus:

GSAM’s Fundamental U.S. Equity and Small Cap Value Investment Approach:

GSAM believes that strong fundamental, bottom-up research combined with a disciplined investment process is essential for generating superior performance over the long-term.

The team’s investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team.

The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the Investment Adviser’s outlook based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes. In addition, the Investment Adviser may sell a position in order to meet shareholder redemptions.

GSAM’s Value Investment Philosophy:

1. Businesses represent compelling value when:

⬛	Market uncertainty exists.
⬛	Their economic value is not recognized by the market.

2. By quality, we mean companies that have:

⬛	Sustainable operating or competitive advantage.
⬛	Excellent stewardship of capital.
⬛	Capability to earn above their cost of capital.
⬛	Strong or improving balance sheets and cash flow.

3. Through intensive, firsthand fundamental research our portfolio managers seek to purchase quality businesses selling at compelling valuations.

With respect to the Small Cap Value and Small/Mid Cap Value Funds, a sector portfolio manager, who also acts as the industry research analyst, recommends a stock as a “buy idea” for the Fund. While team feedback is a key input, the sector portfolio manager responsible for that industry makes the final buy/sell decision and is ultimately held accountable, with the oversight of the portfolio managers. This helps to identify the final securities for the Fund.

In the table in the “Value Investment Team” subsection of the “Service Providers—Fund Managers” section of the Prospectus, (i) Mr. Gallagher’s title is changed to “Managing Director, Co-Chief Investment Officer, Fundamental Equity U.S. Equity” and (ii) references to “Large Cap Value” are removed from the row for Mr. Dane.

This Supplement should be retained with your Prospectus, Summary Prospectuses and SAI for future reference.

EQVALCONFIDSTK 01-18